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                                                                    EXHIBIT 99.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement to the Prospectus, relating to the Fund America Investors Trust 1997-NMC1 Collateralized Mortgage Obligations, Series 1997-NMC1, to Registration Statement No. 33-73748 of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Report of Experts".



                                          \s\ Coopers & Lybrand L.L.P.

September 17, 1997
New York, New York